Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Copyright 023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without th express consent of Momentu is strictly prohibited. Q4 2022 and FY 2022 Business and Financial Highlights March 7, 2023

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Disclaimer and Cautionary Note Regarding Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements This presentation contains certain statements which constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward- looking statements include, but are not limited to, statements regarding future financial results, future operations, future financial position, projected costs, objectives of management, and other statements regarding Momentus’ or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. The words “may,” “will,” “anticipate,” “believe,” “expect,” “continue,” “could,” “estimate,” “future,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “aim,” “strive,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to risks related to obtaining licenses and government approvals for our missions; delays or impediments in vehicle development, manufacture, test and deployment; the harsh and unpredictable environment of space in which our products operate; increased competition in our industry due in part to rapid technological development; delays or impediments in the development, manufacture and deployment of our vehicles; failure of our vehicles and components to operate as intended either due to error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions; product delays or failures; design and engineering flaws; launch failures or other events that force us to cancel or reschedule launches; our ability to convert backlog or inbound inquiries into revenue; investigations, claims, disputes, enforcement actions, litigation and/or other regulatory or legal proceedings; the effects of the COVID-19 pandemic on our business; and the factors, risks and uncertainties. These are only some of the factors that may affect the forward-looking statements contained in this presentation. For a discussion identifying additional important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, see the company’s filings with the U.S. Securities and Exchange Commission including, but not limited to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2022 and subsequent quarterly reports on Form 10-Q. The company’s filings may be accessed through the Investor Relations page of its website, investors.momentus.space, or through the website maintained by the SEC at www.sec.gov. Forward-looking statements speak only as of the date they are made. There can be no assurance that we will achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Moreover, it is not possible for our management to predict all risks or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. You should read this presentation with the understanding that our actual results may be materially different from the plans, intentions and expectations disclosed in the forward-looking statements we make. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The technology underlying our anticipated service offerings is still in the process of being developed, and has not been fully tested or validated in space. Our ability to execute on our business plan is dependent on the successful development and commercialization of our technologies. Development of space technologies is extremely complex, time consuming, and expensive, and there can be no assurance that our predicted theoretical and ground-based results will translate into operational space vehicles that operate within the parameters we expect, or at all. Use of Non-GAAP Financial Measures This presentation references certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP selling, general, and administrative expense and non-GAAP research and development expense. Momentus defines adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items Momentus believes are not indicative of its core operating performance. Momentus defines non-GAAP selling, general, and administrative expenses and research and development expenses as those respective GAAP amounts, excluding stock-based compensation and non- recurring items not indicative of core operating performance None of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered as an alternative to any other performance measures derived in accordance with GAAP. Momentus believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about Momentus that is helpful in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures Momentus uses may not be directly comparable to similarly titled measures of other companies. 2

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 3 John Rood, CEO

Significant progress in 2022 and early 2023

- Flew inaugural mission on SpaceX Transporter-5 in May 2022.
  - Deployed eight customer satellites including seven from Vigoride 3 Orbital Service Vehicle and one from a third-party system.
- Launched second mission with Vigoride 5 in January 2023:
  - Spacecraft is undergoing commissioning operations and in good health.
- Completed Vigoride 6 assembly and test and are on track to launch in April:
  - Exhibiting strong learning relative to first two missions.
- Significantly improved Engineering and Operations capabilities.
- Made progress on new business:
  - Signed service agreements with new customers and repeat customers.
  - *Refocused sales efforts on gov't customers and large constellations.*
- Strengthened the company's finances:
  - Settled class action lawsuit.
  - Raised capital for stock repurchase obligation to founders.
- Reconstituted the org chart from top to bottom with seasoned senior leaders who bring decades of relevant experience to highly motivated and capable individual contributors with the right skillsets to achieve Momentus' vision.

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited.


2022-05-25 19:46:20.439

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Vigoride 5 Mission Update

Vigoride 5 Mission Plan

- Primary goals of demonstration mission:
  - ➢ Test Vigoride on orbit,
  - ➢ Learn from any issues,
  - ➢ Incorporate lessons learned into future Vigorides.

- Sequence of events:
  - ✓ Travel on launch vehicle to sun-synchronous orbit at over 500 km altitude,
  - ✓ Separate from launch vehicle,
  - o Complete disciplined commissioning (in-process),
  - o Operate Vigoride in space through powered flight,
  - o Deploy Qosmosys satellite, support Caltech hosted payload onboard, and
  - o De-orbit Vigoride 5 at mission conclusion.



Step 3
Momentus completes disciplined commissioning and tests Vigoride 5 in orbit
Step 2
Vigoride 5 with payloads separates from launch vehicle.
Step 1
Launch vehicle carries Vigoride 5 with payloads to initial orbit
Step 5
Vigoride 5 deorbits itself at the end of its in-space operation
Step 4
Vigoride 5 deploys Qosmosys payload in orbit and supports CalTech hosted payload.

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited.

6

Vigoride 6 Progress in Pictures

Vigoride 6 assembly commences



Vigoride 6 ready for vibe testing



TASSA on Vigoride 6 Upper Deck



Vigoride 6 in the cleanroom


MOMENTUS

Vigoride 6 on the vibe table


MOMENTUS

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited.

Note: Photos are Not Export Controlled and contain no Protected Technical Information.

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Tape Spring Solar Array (TASSA) Demo Mission 8 • Momentus developed the TASSA concept to reduce Vigoride unit manufacturing costs and lead times. • We plan to fly our first TASSA prototype on the upper deck of Vigoride 6 in April. • Solar arrays are the costliest and longest lead component items on the Vigoride bill of materials. • Eventual replacement of Vigoride’s third-party solar array with TASSA could significantly reduce recurring production costs and lead time by several months.

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Rendezvous & Proximity Operations (RPO) Demo Mission • We are developing a reusable version of Vigoride with the potential to reduce our manufacturing and launch costs. • Vigoride Block 2.2, after completing its mission, moves to a decaying orbit and burns up in reentry. Follow-on missions require another Vigoride and another launch. • A reusable Vigoride, after completing its mission, would rendezvous with and provide services to additional customer satellites, allowing Momentus to serve customers at lower cost. • We plan to demonstrate the RPO capability that we need for reusability with Vigoride 7 in October 2023. • Vigoride 7 will release a satellite and then maneuver closer and farther, and attempt to maintain relative distance to the satellite in space using its RPO sensor suite. • In addition to reusability, RPO capability is also necessary to expand our menu of available services to include satellite de-orbiting, life-extension, refueling, maintenance and repair. 9

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Commercial Highlights from Q4 and Early 2023 • Signed a contract with CONTEC Co. (South Korea) to provide space transportation services for the JINJUSat-1 CubeSat. • Announced agreements with the Australian Research Council Training Centre for CubeSats, Uncrewed Aerial Vehicles, and their Applications (CUAVA), for the transportation of two CubeSats to low-Earth orbit. • Signed contracts with FOSSA Systems (Spain) for the transportation of two satellites and one PocketPod deployer carrying eight satellites. 10

Momentus Market Opportunity

Historical and Forecasted Satellite Deployments


488
1,282
1,849
2,413
~3,500
~4,000
~5,000
~5,000
~5,500
~6,000
2019
2020
2021
2022
2023E
2024E
2025E
2026E
2027E
2028E
Global satellite deployments per Bryce Tech
Deutsche Bank forecast

With satellite deployments ramping past 2,000/year, Deutsche Bank Research sees the in-space Transportation market ~doubling to:

~$4B/year by CY25

Momentus Satellite De-Orbiting Market Forecast


283
397
561
747
984
1,223
1,475
1,752
2,027
2,303
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

Momentus believes demand for life-extension and de-orbiting operations could approach 1,000/year or:

~$500M/year by CY25

US Space Force Modernization Budget & Outlays


$20B
$15B
$10B
$5B
$0B
$10.5B
$11.5B
$15.8B
$16.8B
$15.7B
$14.1B
$14.4B
$2.3B
$3.0B
$3.6B
$5.3B
$5.0B
$5.1B
$4.1B
FY21
FY22
FY23
FY24
FY25
FY26
FY27
Procurement BA
RDT&E BA
Modernization outlays

Future Years Defense Program implies Space Force modernization outlays could ~double to:

~$20B/year by FY25

NASA Space Programs Budget Forecast


$15B
$10B
$5B
$0B
$1.1B
$1.4B
$1.4B
$1.5B
$1.5B
$1.5B
$1.6B
$4.1B
$4.1B
$4.3B
$5.2B
$5.4B
$5.6B
$5.7B
$6.4B
$6.8B
$7.5B
$6.8B
$6.8B
$6.9B
$7.0B
FY21
FY22
FY23
FY24
FY25
FY26
FY27
Deep Space Exploration
Operations
Space Technology

President's budget reflects steady growth for NASA space programs to:

~$14B/year by FY25

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited.

Source: 1.) historical satellite deliveries per Bryce Technology, 2.) future satellite delivery forecast per Deutsche Bank Research, 3.) satellite de-orbiting market forecast per Momentus, 4.) US Space Force modernization budget/outlays per DoD Greenbook, 5.) NASA space programs budget per OMB.

Momentus Investment Thesis

MET Hot Fire Test



- Space transportation and infrastructure market is attractive
  - Cost to access space declining, number of satellites launched growing
  - Larger launch vehicles, competition, and satellite miniaturization
  - Regulatory environment favorable (new de-orbiting rule)
  - Morgan Stanley forecasts space economy will ~double from ~$469B today to $1T+ by 2040

- Momentus well-positioned to capture a key portion of this growing market
  - Few companies have built and launched Orbital Service Vehicles (OSV)
  - Momentus already offering in-space transportation & payload-hosting
  - Working on expanded menu of services: in-orbit maintenance, refueling, de-orbiting & others
  - Key capability advantages over competition

- Profitability should improve with scale, learning, capacity utilization, reusability
  - Production costs should decline
  - Revenue per mission should increase
  - De-orbiting and satellite servicing missions offer opportunities for greater margin
  - Longer-term, we expect a discrete margin boost from reusability
- Highly experienced and capable leadership team

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited.

12

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 13 Dennis Mahoney, Interim CFO

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Q4 and 2022 Financial Highlights • $33 million backlog as of December 31, 2022.* • Non-restricted cash and cash equivalents of $61 million as of December 31, 2022. • Approximately $15 million term loan debt as of December 31, 2022. • Recognized $120 thousand in revenue, which included customer deposits and milestones payments. • Q4 loss from operations was approximately $21 million. • Q4 Adjusted EBITDA was negative $15.5 million, an improvement over Q3 of $0.5 million. • Adjusted EBITDA excludes stock-based compensation expense, certain legal matters, and net mark-to-market gains and losses on warrant liabilities, and other adjusting items. • Refer to the Appendix of this presentation for reconciliation with equivalent GAAP financials. 14 • Backlog includes signed contracts spanning across 18 companies in 12 countries. Backlog contains firm orders as well as options, which allow customers to opt-in to launches on shorter notice without requiring a separate agreement. In general, our customers have the right to cancel their contracts with the understanding that they will forfeit their deposits. If a customer cancels a contract before it is required to pay non-refundable deposits, we may not receive revenue from these orders, except for an initial deposit which is paid at the time the contract is signed.

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 15 Thank you!

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Copyright 023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without th express consent of Momentu is strictly prohibited. Appendix

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 17 Q4 2022 and Full Year 2022 Income Statement

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 18 December 2022 Balance Sheet

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 19 CY 2022 Cash Flow Statement

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 20 CY 2022 GAAP to Non- GAAP Reconciliations

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 21 CY 2022 GAAP to Non- GAAP Reconciliations

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 22 Q4 2022 GAAP to Non- GAAP Reconciliations

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 23 Q4 2022 GAAP to Non- GAAP Reconciliations